Supplement Dated August 16, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2011  (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

TABLE OF CONTENTS

Page

Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
The Funds	4
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	5
Investment Advisers for Unaffiliated Funds / Portfolios	6
Service Fees Payable to Prudential	6
Charges	7
Charge for Taxes Attributable to Premiums	7
Daily Charges for Mortality and Expense Risks	7
Daily Charges for Investment Management Fees and Expenses	7
Monthly Charges	7
Possible Additional Charges	8
The Fixed Account	8
Eligibility and Enrollment	8
Eligibility	8
Enrollment Period	8
“Free Look” Period	9
Coverage Information	9
Face Amount	9
Evidence of Good Health	9
Changes in Face Amount	9
Increases in Face Amount	9
Decreases in Face Amount	9
Definition of Life Insurance	9
Additional Insurance Benefits	10
Accelerated Benefit Option	10
Exclusions	10
Premiums	10
Payment of Premiums	10
When Monthly Charges are Deducted	10
If you make routine premium payments directly to Prudential	10
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.554
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$18.076 Minimum - $0.046
Representative current charge - $0.727
Child Dependents Term Life Insurance	Monthly	Maximum - $0.066 Minimum - $0.066
Representative current charge - $0.068
AD&D on employee’s life	Monthly	Maximum- $0.036 Minimum - $0.036
Representative current charge – 0.038
AD&D on employee and family’s life	Monthly	Maximum - $0.046 Minimum - $0.046
Representative current charge – 0.048
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 44 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 44 year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	1.63%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Diversified Bond: High level of income over a longer term while providing reasonable safety of capital.	Fixed Income - Corporate	PIM
Equity: Long-term growth of capital.	Large-Cap Core	Jennison
Flexible Managed: Total return consistent with an aggressively managed diversified portfolio.	Balanced	PIM QMA

Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA
Value: Capital appreciation.	Large-Cap Value	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
DWS Government & Agency Securities VIP1: High current income consistent with preservation of capital.	Fixed Income – Government	Deutsche
DWS High Income VIP1: High level of current income	Fixed Income – High Yield	Deutsche
Templeton Developing Markets Securities Fund2: Long-term capital appreciation.	International – Equity	Asset Management

Templeton Foreign Securities Fund2: Long-term capital growth.	International – Equity	Investment Counsel
Janus Overseas Portfolio3: Long-term growth of capital.	International – Equity	Janus Capital
Janus Portfolio3: Long-term growth of capital.	Large-Cap Growth	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4: Long-term capital appreciation.	Multi-Cap Growth	Lazard
MFS Research Series5: Capital appreciation.	Large-Cap Core	MFS
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.		T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS").
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Fund that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $.04, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Spouse Term Insurance:  The highest current rate per thousand is $18.07, and applies to spouses at age 99.  The lowest current rate per thousand currently offered for this benefit is $.04, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Child Term Insurance:  The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $.03.  Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate:  The rate per thousand currently offered for this coverage is $.04.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Ingersoll Rand who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Ingersoll Rand Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Ingersoll Rand Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

Prior to January 1, 2005 an eligible employee or spouse could enroll during Ingersoll Rand's annual enrollment period and within 31 days of any life event included under Ingersoll Rand's definition of Qualifying Life Event.  New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000.  (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000.  However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes in Face Amount

Increases in Face Amount

Once enrolled, you may increase your Face Amount of insurance.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.
Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill.  A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Ingersoll Rand, if applicable.  See the Suicide Exclusion section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:	Appendix 1
AllianceBernstein Real Estate Investment Portfolio

DWS Variable Series II:	Appendix 2
DWS Government & Agency Securities VIP

DWS Variable Series II:	Appendix 3
DWS High Income VIP

Franklin Templeton Variable Insurance Products Trust:	Appendix 4
Templeton Developing Markets Securities Fund

Franklin Templeton Variable Insurance Products Trust:	Appendix 5
Templeton Foreign Securities Fund

Janus Aspen Series:	Appendix 6
Janus Portfolio

Janus Aspen Series:	Appendix 7
Janus Overseas Portfolio

Lazard Retirement Series, Inc.:	Appendix 8
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

MFS® Variable Insurance Trustsm:	Appendix 9
MFS Research Series

T. Rowe Price Equity Series, Inc.:	Appendix 10
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 11
Mid Cap Growth Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 12
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 13
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio